SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                 May 13, 2002
                    (Date of the earliest event reported)

                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

        0-17237                                            36-4147027
  (Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)


        4501 West 47th Street
            Chicago, IL                                        60632
 (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code:  (773) 890-1010

 ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
 -----------------------------------------------------
      On May 13, 2002, Home Products International, Inc. (the "Company"), a Delaware corporation, terminated the engagement of Arthur Andersen LLP ("Arthur Andersen") as its independent accountant. The decision to terminate the engagement of Arthur Andersen was recommended by the Company's Audit Committee and approved by its Board of Directors. The Audit Committee has received proposals from several independent accountants to audit the Company's consolidated financial statements. The process is expected to be completed in the second quarter of 2002 with the formal appointment by the Company' Board of Directors of a new auditor.

      Arthur Andersen's report on the financial statements of the Company for each of the fiscal years ended December 30, 2000, and December 29, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 30, 2000, and December 29, 2001, and the interim period between December 29, 2001, and May 13, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      During the Company's fiscal years ended December 30, 2000, and December 29, 2001, and the interim period between December 29, 2001, and May 13, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission). The Company has provided Arthur Andersen with a copy of the foregoing disclosures. A letter from Arthur Andersen, stating its agreement with such statements, is attached as Exhibit 16.1 to this Report.


 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
 ------------------------------------------
 (a) Financial statements of businesses acquired.

     Not applicable.

 (b) Pro forma financial information.

     Not applicable.

 (c) Exhibits

     Exhibit Number      Description of Exhibit
     --------------      ----------------------
          16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant dated May 20, 2002.

                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Home Products International, Inc.

                              By:  /s/  James E. Winslow
                                 -------------------------------------
                                        James E. Winslow
                                        Executive Vice President
                                        And Chief Financial Officer



 Dated:  May 20, 2002